D A T A A S O F M A R C H 3 1 , 2 0 1 8 U N L E S S O T H E R W I S E N O T E D 2018 FIRST QUARTER RESULTS NASDAQ: FULT

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements related to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 which has been filed with the Securities and Exchange Commission and is available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

FIRST QUARTER RESULTS Net income per diluted share: $0.28 in 1Q18, 47.4% increase from 4Q17 and 12.0% increase from 1Q17. 4Q17 included a $15.6 million, or $0.09 per share, charge related to the re-measurement of net deferred tax assets. Pre-Provision Net Revenue(1): $62.2 million, 10.4% decrease from 4Q17 and 0.5% increase from 1Q17 Linked Quarter Loan and Core Deposit Growth: 0.6% increase in average loans, while average demand and savings deposits decreased 4.1% Net Interest Income & Margin: Net interest income increased 1.3%, reflecting the impact of a 6 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 16.7% decrease in non-interest income and 1.3% decrease in non- interest expense Asset Quality: $2.8 million decrease in provision for credit losses. Overall credit metrics stable to improving. Year-over-Year Loan and Core Deposit Growth: 5.4% increase in average loans and 4.5% increase in average demand and savings deposits Net Interest Income & Margin: 10.0% increase in net interest income, reflecting the impact of loan growth and a 9 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 0.6% increase in non-interest income and 11.8% increase in non- interest expense Asset Quality: $0.8 million decrease in provision for credit losses 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding investment securities gains.

INCOME STATEMENT SUMMARY

FULTON FINANCIAL CORPORATION

	1Q18	Change from 4Q17[1]	Change from 1Q17
	(dollars in thousands, except per-share data)		
Net Interest Income	151,318	$ 1,905	$ 13,739
Provision for Credit Losses	3,970	(2,760)	(830)
Non-Interest Income	45,856	(9,168)	289
Securities Gains	19	(1,913)	(1,087)
Non-Interest Expense	136,661	(1,791)	14,386
Income before Income Taxes	56,562	(4,625)	(615)
Income Taxes	7,082	(20,104)	(6,715)
Net Income	$ 49,480	$ 15,479	$ 6,100
Net income per share (diluted)	$ 0.28	$ 0.09	$ 0.03
ROA [2]	1.01%	0.34%	0.09%
ROE [3]	9.02%	2.99%	0.80%
ROE (tangible) [4]	11.85%	3.94%	0.92%
Efficiency ratio [4]	67.5%	3.3%	3.3%

- **Net Income of $49.5 million, 45.5% increase from 4Q17 and 14.1% increase from 1Q17.** 4Q17 included a $15.6 million, or $0.09 per share, charge related to the re-measurement of net deferred tax assets
- Net Interest Income
  - *From 4Q17*: Increase of 1.3%, reflecting the impact of a six basis point increase in net interest margin (NIM)
  - *From 1Q17*: Increase of 10.0%, driven by loan growth and the impact of a nine basis point increase in NIM
- Provision for Credit Losses

  $4.0 million provision in 1Q18. Overall credit metrics stable to improving.
- Non-Interest Income
  - *From 4Q17*: 16.7% decrease driven by decreases in commercial loan interest rate swap fees, debit card and Small Business Administration income. 4Q17 included a $5.1 million litigation settlement.
  - *From 1Q17*: 0.6% increase driven by higher investment management and trust services income, merchant and cash management fee income, partially offset by decreases in commercial loan swap fee income.
- Non-Interest Expenses
  - *From 4Q17*: 1.3% decrease driven by decreases in amortization of tax credit investments and FDIC insurance expense. Partially offsetting these decreases, were increases in salaries and benefits, professional fees and occupancy costs.
  - *From 1Q17*: 11.8% increase driven by salaries and benefits, other outside services, professional fees and FDIC insurance expense
- Income Taxes

  12.5% effective tax rate (ETR) in 1Q18 vs. 44.4% in 4Q17 and 24.1% in 1Q17. Excluding the Tax Charge, ETR for 4Q17 was 18.9%.

(1) Includes the impact of the $15.6 million charge for the re-measurement of net deferred tax assets ("Tax Charge"). Refer to slide 11 for additional information.
(2) ROA is return on average assets determined by dividing net income for the period indicated by average assets, annualized.
(3) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.
(4) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $137.6 $141.6 $146.8 $149.4 $151.3 3.26% 3.29% 3.27% 3.29% 3.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 1Q17 2Q17 3Q17 4Q17 1Q18 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.9 $2.9 $3.1 $3.2 $2.9 $14.9 $15.1 $15.4 $15.6 $15.7 3.74% 3.78% 3.80% 3.83% 3.93% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 1Q17 2Q17 3Q17 4Q17 1Q18 Securities & Other Loans Earning Asset Yield (FTE) $14.9 $15.1 $15.9 $16.1 $15.4 $1.7 $1.7 $1.4 $1.4 $1.9 0.69% 0.72% 0.77% 0.78% 0.82% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 1Q17 2Q17 3Q17 4Q17 1Q18 Deposits Borrow ings Cost of Intere st-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 5

ASSET QUALITY ($ IN MILLIONS) 6 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 131% 129% 128% 131% 131% 1.15% 1.14% 1.13% 1.12% 1.12% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 1Q17 2Q17 3Q17 4Q17 1Q18 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $3.5 $4.3 $5.3 $5.4 $4.0 0.09% 0.11% 0.14% 0.14% 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $2.0 $4.0 $6.0 1Q17 2Q17 3Q17 4Q17 1 8 NCOs NCOs/Average Loans (annualized) $4.8 $6.7 $5.1 $6.7 $4.0 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 1Q17 2Q17 3Q17 4Q17 1Q18 $131.5 $135.7 $136.5 $134.8 $134.6 0.88% 0.88% 0.88% 0.85% 0.86% 0.00% 0.50% 1.00% 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 1Q17 2Q17 3Q17 4Q17 1Q18 NPL NPLs/Loans

NON-INTEREST INCOME ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $45.6 $50.9 $47.4 $55.0 $45.9 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q17 2Q17 3Q17 4Q17 1Q18 Mortgage Banking Income & Spreads Other Non-Interest Income 1.62% 1.44% 1.62% 1.36% 1.11% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 1Q17 2Q17(2) 3Q17 4Q17 1Q18 Gains on Sales Servicing Income Spread on Sales (1) $4.6 $6.1 $4.8 $4.4 $4.2 $- $10.0 $20.0 $30.0 $40.0 50.0 1Q17 2Q17 3Q17 4Q17 1Q18 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $41.0 $44.8 $42.6 $50.6 $41.7 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.3 million mortgage servicing rights recovery in 2Q17. 7

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $122.3 $132.7 $132.2 $138.5 $136.7 64.2% 65.3% 64.3% 64.2% 67.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 1Q17 2Q17 3Q17 4Q17 1Q18 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,520 3,580 3,000 3,500 4,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 1Q17 2Q17 3Q17 4Q17 1Q18 Total Salarie s Employee Be nefits Average Full-time Equivale nt Employe es $69.2 $74.5 $72.9 $73.5 $75.8 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $6 .0 $70.0 1Q17 2Q17 3Q17 4Q17 1Q18 Occp & Equip Data Processing & Software Outside Srvs Other $53.1 $58.2 $59.3 $65.0 $60.9 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 8

PROFITABILITY & CAPITAL 9 ROA(1) ROE and ROE (tangible)(2) Tangible Common Equity Ratio(2) Net Income Per Diluted Share 8.22% 8.36% 8.76% 6.03% 9.02% 10.93% 11.06% 11.52% 7.91% 11.85% 0.00% 4.00% 8.00% 12.00% 1Q17 2Q17 3Q17 4Q17(3) 1Q18 ROE ROE (tangible) 0.92% 0.94% 0.98% 0.67% 1.01% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1Q17 2Q17 3Q17 4Q17(3) 1Q18 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (3) 4Q17 reflects the impact of the $15.6 million Tax Charge. 8.7% 8.7% 8.7% 8.7% 8.8 0.0% 4. 8. 12.0 1Q17 2Q17 3Q17 4Q17 1Q18 $0.25 $0.26 $0.28 $0.19 $0.28 $- $0.05 $0.10 $ .15 $0.20 $0.25 $0.30 1Q17 2Q17 3Q17 4Q17(3) 1Q18

2018 OUTLOOK Changes from original outlook have been underlined. • Loans & Deposits: Average annual loan and core deposit growth rates in the mid single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income(1): Low single-digit growth • Non-Interest Expense: Including amortization of tax free investments, low single-digit growth rate • Capital: Focus on utilizing capital to support loan growth and provide appropriate returns to shareholders • Net Interest Margin: For the full year 2018, the outlook for NIM is an increase of 5 to 10 basis points over 2017, including the impact of tax reform on tax equivalent net interest income. • Effective Tax Rate: Anticipated to range between 11% to 14% depending on level of tax credits realized 10 (1) Excluding securities gains and the litigation settlement of $5.1 million recognized in the fourth quarter of 2017

THE IMPACT OF TAX REFORM During the fourth quarter of 2017, the Corporation recorded a $15.6 million tax charge to income taxes related to the re-measurement of net deferred tax assets as a result of a new federal tax legislation enacted in December 2017. In the following table, the “As Adjusted” column presents Income Taxes, Net Income, Net Income Per Share (Diluted) and selected financial ratios adjusted to exclude this charge: 11 (1) The information presented in the “As Adjusted” column and ROE (tangible) are non-GAAP based financial measures. Please refer to the calculation and management’s reasons for using these measures on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Fourth Quarter 2017 As Reported Adjustment As Adjusted(1) Income before Income Taxes 61,187 - 61,187 Income Taxes 27,186 (15,634) 11,552 Net Income 34,001$ 15,634$ 49,635$ Net incom per share (diluted) $0.19 0.09$ 0.28$ ROA 0.67% 0.31% 0.98% ROE 6.03% 2.77% 8.80% ROE (tangible) (1) 7.91% 3.64% 11.55% (dollars in thousands, except per-share data)

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Mar 31 2017	Jun 30 2017	Sep 30 2017	Dec 31 2017	Mar 31 2018
Efficiency ratio					
Non-interest expense	$ 122,275	$ 132,695	$ 132,157	$ 138,452	$ 136,661
Less: Amortization of tax credit investments	(998)	(3,151)	(3,503)	(3,376)	(1,637)
Non-interest expense (numerator)	$ 121,277	$ 129,544	$ 128,654	$ 135,076	$ 135,024
Net interest income (fully taxable-equivalent)	$ 143,243	$ 147,349	$ 152,721	$ 155,253	$ 154,232
Plus: Total Non-interest income	46,673	52,371	51,974	56,956	45,875
Less: Investment securities gains	(1,106)	(1,436)	(4,597)	(1,932)	(19)
Net interest income (denominator)	$ 188,810	$ 198,284	$ 200,098	$ 210,277	$ 200,088
Efficiency ratio	64.2%	65.3%	64.3%	64.2%	67.5%

	Three Months Ended				
	Mar 31 2017	Jun 30 2017	Sep 30 2017	Dec 31 2017	Mar 31 2018
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income (numerator)	$ 43,380	$ 45,467	$ 48,905	$ 34,001	$ 49,480
Average shareholders' equity	$ 2,140,547	$ 2,181,189	$ 2,215,389	$ 2,237,031	$ 2,224,615
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,608,991	$ 1,649,633	$ 1,683,833	$ 1,705,475	$ 1,693,059
Return on average shareholders' equity (tangible), annualized	10.93%	11.06%	11.52%	7.91%	11.85%

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NON-GAAP RECONCILIATION (CONTINUED) 13 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2017 2017 2017 2017 2018 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,154,683$ 2,191,770$ 2,225,786$ 2,229,857$ 2,235,493$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,623,127$ 1,660,214$ 1,694,230$ 1,698,301$ 1,703,937$ Total assets 19,178,576$ 19,647,435$ 20,062,860$ 20,036,905$ 19,948,941$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 18,647,020$ 19,115,879$ 19,531,304$ 19,505,349$ 19,417,385$ Tangible Common Equity to Tangible Assets 8.7% 8.7% 8.7% 8.7% 8.8% Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2017 2017 2017 2017 2018 Pre-Provision Net Revenue Net interest income 137,579$ 141,563$ 146,809$ 149,413$ 151,318$ Non-interest income 46,673 52,371 51,974 56,956 45,875 Less: Investment securities gains (1,106) (1,436) (4,597) (1,932) (19) Total Revenue 183,146$ 192,498$ 194,186$ 204,437$ 197,174$ on-interest expense 122,275$ 132,695$ 132,157$ 138,452$ 136,661$ Less: Amortization of tax credit investments (998) (3,151) (3,503) (3,376) (1,637) Total Non-interest expense 121,277$ 129,544$ 128,654$ 135,076$ 135,024$ Pre-Provision Net Revenue 61,869$ 62,954$ 65,532$ 69,361$ 62,150$ Three Months Ended (dollars in thousands) (in thousands)

14 NON-GAAP RECONCILIATION (CONTINUED) T hree M o nths Ended D ec 31, 2017 Net income and Net income per share, diluted Net income 34,001$ Plus: Re-measurement of net deferred tax assets 15,634 Net Income, adjusted (numerator) 49,635$ Weighted average shares (diluted) (denominator) 176,374 Net income per share, diluted 0.28$ Return on average assets Net income 34,001$ Plus: Re-measurement of net deferred tax assets 15,634 Net Income, adjusted (numerator) 49,635$ Average assets (denominator) 20,072,579$ Return on average assets, annualized 0.98% Return on average shareholders' equity Net income 34,001$ Plus: Re-measurement of net deferred tax assets 15,634 Net Income, adjusted (numerator) 49,635$ Average shareholders' equity (denominator) 2,237,031$ Return on average shareholders' equity, annualized 8.80% Return on average shareholders' equity (tangible) Net Income, as reported 34,001$ Plus: Re-measurement of net deferred tax assets 15,634 Net Income, adjusted (numerator) 49,635$ Average shareholders' equity 2,237,031$ Less: Average goodw ill and intangible assets (531,556) Average tangible shareholders' equity (denominator) 1,705,475$ Return on average shareholders' equity (tangible), annualized 11.55% Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets:

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